SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 14, 1996


                                 NeTegrity, Inc.
             (Exact name of Registrant as specified in its charter)


       Delaware                1-10139                           04-2911320
(State or jurisdiction       (Commission                       (IRS Employer
   of Incorporation          File number)                    Identification No.)


     245 Winter Street                                                02154
  Waltham, Massachusetts                                            (Zip Code)
   (Address of principal
     executive offices)

        Registrant's telephone number, including area code: 617 890-1700

                     The Software Developer's Company, Inc.
                   (Former name or former address, if changed
                               since last report)







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 Item 8. Change in Fiscal Year

         On August 14, 1996, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year from March 31 to December 31. The Registrant intends to file a transition report on Form 10-K for the nine-month period ended December 31, 1996.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NETEGRITY, INC.



August 21, 1996                                 By: /s/ James O'Connor, Jr.
                                                    -----------------------
                                                    James O'Connor, Jr.
                                                    Chief Financial Officer




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